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                                                                    Exhibit 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Harrington West Financial Group, Inc.(the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

        (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 18th day of March, 2003.

                                                  Harrington West Financial
                                                  Group, Inc.
                                                  ------------------------------
                                                  ("Company")



                                                  /s/ Craig J. Cerny
                                                  ------------------------------
                                                  Craig J. Cerny
                                                  Chief Executive Officer



                                                  /s/ Sean Callow
                                                  ------------------------------
                                                  Sean Callow
                                                  Chief Financial Officer